Dynatronics Corporation

Confident in Long-Term Differentiated Strategy

February 9, 2023 | NASDAQ:DYNT

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will improve long-term gross margin, operating income and cash flow from operations, expectations regarding net sales, gross margin, and selling general and administrative costs in fiscal year 2023, and uncertainties and risks related to the broader economic environment and the impact of the COVID-19 global pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure. $37M annual and $9.25M quarterly baseline continued product net sales set in April 2021 is based on annual net sales of approximately $48M in FY '21 less estimated annual discontinued product sales of approximately $11M.

KEY TAKEAWAYS: Q2 FY ‘23

Confident in revenue growth trajectory and gross margin expansion

01

7th consecutive quarter of organic revenue growth at or above market growth rate percentages

- Demonstrated execution with a clean balance sheet

02

Gross Margin at 28.1% an 8.4% improvement over prior year

- $1.0 million improvement compared to prior year

03

Macro-environment trends continuing to impact results

- Inflationary pressures
- Supply chain challenges
- Inconsistent utilization (e.g., staffing impacts at facilities)

FINANCIAL RESULTS – Q2 FY '23 AND YTD FY '23

Confident in strategic direction and none of the macro-economic challenges change the fundamental opportunity for Dynatronics to win

Financial Results (USD Million)	Q2 FY '23	YTD FY '23
Net Sales	**$10.9**	**$22.9**
Organic Growth[(1)]	*3.3%*	*2.5%*
Gross Profit	**3.1**	**5.8**
Gross Margin	*28.1%*	*29.2%*
Operating Income (Loss)	**(0.8)**	**(1.3)**
EBITDA	**(0.5)**	**(0.7)**
EBITDA Margin	*(4.4%)*	*(2.9%)*

Financial Drivers

- Macro-economic headwinds impacting results
  - Inconsistent ordering patterns due to volatility in demand
  - Gross margin expansion dampened by supply chain constraints
- Overall performance well-ahead of FY '22
  - Q2 FY '23 Gross Margin up 8.4% or $1.0 million from prior year
  - YTD FY '23 Gross Margin up 4.1% or $1.0 million from prior year

[1] GAAP net sales in FY '22, less approximately $0.5M of discontinued product net sales for YTD.

+5% ANNUAL SALES GROWTH GUIDANCE IN FY ’23

Annual Sales

Guidance midpoint of $46.5M in FY ’23
Represents 5% organic net sales growth



Up ~20% Organic
Up ~5% Organic
~$37M
$44.3M
~$46.5M
Baseline[1] Organic
FY ’22[2] Organic
FY ’23E[3] Organic

Business transformation and market share gains driving sustained growth

Quarterly Sales

7 consecutive quarters
of net sales growth at or above the market growth rate of approximately 3%.



~$9.25M
$12.3M
$10.5M
$10.3M
$11.2M
$12.1M
$10.9M
Baseline[1] Organic
Q1 FY ’22[2]
Q2 FY ’22[2] Organic
Q3 FY ’22[2] Organic
Q4 FY ’22[2] Organic
Q1 FY ’23[4] Organic
Q2 FY ’23[4] Organic

Net sales distribution across the quarters in FY ‘22 aligned with historical trends: higher in the first and fourth quarters, and lower in the second and third quarters

[1] Baseline set in April 2021 I [2] GAAP net sales in FY ’22, including $0.5M of discontinued product net sales.
[3] Midpoint of annual guidance I [4] GAAP net sales in FY ’23.

SIGNIFICANT PROGRESS TO GROSS MARGIN TARGET >40%



Gross Margin
(GAAP)
27.0%
29.8%
19.8%
22.4%
23.4%
30.2%
28.1%
COVID-19
FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23
Q2 FY '23
FY '23E

Gross margin includes impact of COVID-19 and supply chain challenges in each quarter of FY '22 and continued volatility in the macro-economic environment expected in FY '23.

Gross margin expansion is short-term focus driving sustained growth

- **Six-Point Gross Margin Improvement Plan:**
  1. Price Rationalization
     - Tiered loyalty pricing
  2. Rationalized Product
     - April 2021 removal of distributed products
     - Routine product life-cycle management
  3. New Product Introductions
     - 9 launches in last two years
     - Mammoth launch in Q3 of FY '22
  4. Manufacturing Efficiencies
     - Facility build plans
     - Commercial lead time management
  5. Revenue Scale
     - Existing footprint enables scale
  6. Mergers and Acquisitions
     - Targeting acquisitions with >40% gross margin profiles

GUIDANCE FOR FY '23 DETAILS

Net Sales:

- Net sales of **$45.0 to $48.0M in FY '23**. The **FY '23 net sales midpoint of $46.5M is a 5% improvement relative to the $44.3M** net sales in FY '22.

Gross Margin:

- **Anticipate gross margin expansion in FY '23 relative to FY '22.** The Company will provide gross margin guidance when it feels confident in doing so, which Dynatronics expects in fiscal year '23.

Selling, General, and Administrative Expenses ("SG&A"):

- **SG&A of 30.0% to 35.0% of net sales in FY '23. Target earnings growth faster than net sales growth with larger scale.**

Operating environment:

The company continues to expect volatility due to the challenges related to the broader macro-economic environment including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume or staffing. Dynatronics also expects some ongoing volatility from the company's business optimization.

WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Improve long-term **margins through operating efficiencies and financial discipline**
- Timely commercial **launch of new products focused on growth markets**
- **Optimize manufacturing and supply chain**
- **Rationalize product portfolio and pricing** for attractive growth trends
- Continue focus on **cash flow from operations**
- **Target acquisitions** in existing or adjacent markets with customer uptake

"The year-over-year improvement in gross margin of 8.4% or nearly $1.0 million in gross profit was a solid improvement. We are pleased with our progression, but we have work to do. Our attention must turn to new product releases to grow our organic revenue base."
John Krier, CEO of Dynatronics

Improving results in these seven strategies enables a scalable and sustainable sales growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy.

NEW PRODUCT PERCENTAGE OF SALES

Standing start of 0% in January 2021 to ~6% YTD is a good start; however, we plan to move faster in product releases



Actual: Quarterly New Product Percentage of Sales
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
% of Sales

- **The Dynatronics team started at 0% at the beginning of our transformation in 2020 on our Vitality Index**
- **Nine recent product releases:**



Hausmann Treatment Table (HTT)
January 2021



Hausmann Stand-in Tables *(2)*
January 2021



Hausmann Configurator
July 2021



Hausmann Mammoth 2-Section
February 2022



Hausmann Mammoth 3-Section
February 2022



Hausmann Mammoth Tilt
February 2022



B&C B-Cool Chest & Ab Binder Wrap
April 2022



Hausmann Mammoth 1-Section
December 2022

HOW WE WIN MARKET SHARE

Grow net sales faster than the 3% to 4% market growth rate

Superior Commercial Execution	**Proven playbook: Listen to dealers and customers and deliver to them** • Strong reputation for quality products and delivery experience • Consistently differentiated experience to our dealers and customers • New dealers and customers; generating brand awareness • Superior economic value: volume-tiered pricing that rewards customer loyalty and supports higher gross margin
Product Innovation Expertise	**Favorable mix shift to product innovations will contribute to higher gross margin over time** • Expanded pipeline of new product categories for Dynatronics • Utilizing dealer and customer feedback • Product innovations target gross margin >40% • Targeted M&A further enhances our product portfolio
The Result	**Now growing sales above the market** • 7 consecutive quarters of net sales growth at or above the market growth rate of ~3% • $44.3M annual net sales in FY '22, up ~20% relative to the $37M continued product net sales baseline in FY '21 • Gross margin expansion developing despite macro-economic headwinds

Dynatronics HAUSMANN BIRD & CRONIN

REVERSE STOCK SPLIT

EFFECTIVE 5:00PM ET ON FEBRUARY 1, 2023

1-FOR-5 SPLIT AS APPROVED BY THE BOARD AND SHAREHOLDERS

OUTSTANDING SHARES OF COMMON STOCK REDUCED FROM APPROXIMATELY 19.6 MILLION TO APPROXIMATELY 3.9 MILLION

In the case of fractional shares, shares were rounded up, with no cash outlay.

PREFERRED SHARES OUTSTANDING OF 3,351,000 REMAIN UNCHANGED

However, the conversion feature changes to 5 preferred shares to receive one common share or a reduction from 3,351,000 to 670,200.

NO EFFECT ON THE NUMBER OF AUTHORIZED SHARES OUTSTANDING

INVESTMENT HIGHLIGHT OF DYNATRONICS

Differentiated strategy, strong management team, confident in long-term strategy

Expanding Product Portfolio Serving Growth Markets	• 3% U.S. market growth. Significant U.S. TAM of +$3.5 billion • Pure play focus on rehabilitation and bracing markets • Exciting new product pipeline: launched nine new products and applications since January 2021
Proven Commercial and Financial Innovation	• 7 consecutive quarters of net sales growth at or above the market growth rate of ~3% • Underpenetrated (˜10%) customer base + share gain opportunity + value creating M&A strategy • Gross margin of 29.2% for the first six months of FY '23, 4.1-point increase over prior year. • >40% gross margin is long term target
Experienced, Highly Motivated Team Driving Growth	• Management incentive compensation is linked to sales and EBITDA growth, and cash flow from operations • Discipline for efficient scaling and profitable cash flow growth • Gross margin expansion and positive cash flow remain our short-term focus

Attractive Investment Appeal

Shares are trading at 0.2x EV to revenues vs. peer group of 4.2x(1)

1) Enterprise value as of 12/31/22
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics. HAUSMANN BIRD & CRONIN

Dynatronics Corporation

Investor Relations Contacts

Dynatronics
ir@dynatronics.com

Dynatronics® HAUSMANN™ BIRD & CRONIN®

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets. New talent helping to drive growth and win market share.



John Krier

President and Chief Executive Officer

BREG

Deloitte.



Brian Baker

Chief Operational Officer

SeaSpine

INTEGRA

Functional Leaders

	Sarah Mealman Marketing	Medtronic · LABORIE
	Carl Abbott Strategic Accounts	teva · sigvaris
	Mike Withers Information Technology	SeaSpine · C3 Business Solutions
	Carrie Watts Customer Care	Bird & Cronin Inc.
	Justin Nuahn Human Resources	C.H. ROBINSON · SICK Sensor Intelligence.
	Matt Papke Finance	CHS · Boston Scientific

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 02/06/23)[1]	$1.50 to $4.55
Market Capitalization[2] (as of 12/31/22)	$10.1M
Average Volume (12 month)	7K
Net Sales in FY '22	$44.3M

1) Reverse stock split adjusted values
2) Excluding preferred stock

Customers

Memorial Hermann, Sutter Health, Minnesota Vikings, Ohio State, UnityPoint Health, Breg, Raiders, Kaiser Permanente, Allina Health, Chargers, US Speedskating, Owens & Minor, Alabama Crimson Tide, Direct Supply, Cowboys, Boston Red Sox

+ Thousands of acute care centers, private practice therapists and athletic trainers

CAPITALIZATION / OWNERSHIP

Share count as of February 2, 2023

Common Shares Outstanding		3,918,600
8% Convertible Preferred Stock[(1)]		670,200
Total Shares		**4,588,800**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**10,691,904**
Debt[(3)]		$0
Less: Cash		700,000
Net Bank Debt as of 12/31/2022	**$**	**(700,000)**
Enterprise Value (including convertible preferred stock)	**$**	**9,991,904**
Warrants (All warrants have exercise price of $13.75)		747,700
Options (Weighted Average Price $10.00)		32,800
Unvested RSU		21,037

(1) Convertible one for five into Common; 8% annual dividend payable in cash or common stock at company preference
(2) Share price of $2.33 at close on 02/06/2023
(3) Includes Line of Credit only

Dynatronics HAUSMANN BIRD & CRONIN

CAP TABLE COMPARISON

Pre and post reverse stock split capitalization table for comparison

DYNT Capitalization Table

Pre-reverse stock split

DYNT Shares Outstanding	# of Common Shares Equivalent
Common Shares Outstanding	19,593,210
Convertible Preferred Stock - A[(1)]	1,992,000
Convertible Preferred Stock - B[(1)]	1,359,000
Convertible Preferred Stock - C[(1)]	-
Total Shares (Before Options & Warrants)	**22,944,210**
Options (Weighted Average Price $2.00)	164,000
Warrants (All warrants have exercise price of $2.75)	3,738,500
Total Options and Warrants	**3,902,500**
Total Shares w/Options and Warrants	**26,846,710**

(1) Convertible one for one immediately prior to reverse stock split.

DYNT Capitalization Table

Post-reverse stock split

DYNT Shares Outstanding	# of Common Shares Equivalent
Common Shares Outstanding	3,918,771
Convertible Preferred Stock - A[(2)]	398,400
Convertible Preferred Stock - B[(2)]	271,800
Convertible Preferred Stock - C[(2)]	-
Total Shares (Before Options & Warrants)	**4,588,971**
Options (Weighted Average Price $10.00)	32,800
Warrants (All warrants have exercise price of $13.75)	747,700
Total Options and Warrants	**780,500**
Total Shares w/Options and Warrants	**5,369,471**

(2) Convertible one for five upon effectiveness of reverse stock split.